UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2025, the board of directors (the “Board”) of XTI Aerospace, Inc. (the “Company”) approved the extension of the post-termination exercise period for vested options to purchase the Company’s common stock that were granted, or that may be granted, to Scott Pomeroy, the Company’s Chief Executive Officer, and Soumya Das, the Chief Executive Officer of the Company’s Real-Time Location System (RTLS) Division, pursuant to the Amended and Restated XTI Aerospace, Inc. 2018 Employee Stock Incentive Plan (the “2018 Plan”), in recognition of such individuals’ services as members of the Board. The Board approved the extension of the post-termination option exercise period from three months following the date of termination of service to the expiration date of the applicable stock option, provided that such termination of service is otherwise than by reason of such individual’s death or total disability, or for cause, and subject in each case to the grantee’s written agreement to such extension. The Board approved the same extension of the post-termination exercise period with respect to options granted or to be granted to the Company’s independent directors.

The following table sets forth the terms of the outstanding stock options that were granted to Messrs. Pomeroy and Das pursuant to the 2018 Plan.

Grantee	Number of Stock Options	Exercise Price per Share	Type of Option	Grant Date	Vesting Schedule	Expiration Date
Scott Pomeroy	2,537	$118.25	Incentive Stock Option	June 12, 2024	(1)	June 12, 2034
Scott Pomeroy	8,714	$118.25	Non-Qualified Stock Option	June 12, 2024	(1)	June 12, 2034
Scott Pomeroy	2,621,100	$2.00	Non-Qualified Stock Option	September 4, 2025	(2)	September 4, 2035
Soumya Das	2,537	$118.25	Incentive Stock Option	June 12, 2024	(1)	June 12, 2034
Soumya Das	1,364	$118.25	Non-Qualified Stock Option	June 12, 2024	(1)	June 12, 2034
Soumya Das	78,000	$2.00	Non-Qualified Stock Option	September 4, 2025	(2)	September 4, 2035

(1)	The stock options vest one-third annually over three years starting from the grant date.

(2)	One-third of the stock options vested immediately on the grant date and the remaining stock options will vest in equal quarterly installments over a two-year period.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: October 16, 2025	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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